                                                                   EXHIBIT 10.51


                             FIRST AMENDMENT TO THE
                          BRIGHTPOINT, INC. 401(K) PLAN

              This First Amendment to the Brightpoint, Inc. 401(k) Plan is adopted by Brightpoint, Inc. (the "Company").

                                   BACKGROUND

              A. The Company adopted the Brightpoint, Inc. 401(k) Plan (the "Plan") effective January 1, 1996.

              B. The Plan was amended and restated in its entirety, effective January 1, 1999. C. The Company now wishes to amend the Plan.

                                    AMENDMENT

              Therefore, the Company hereby amends the Plan as follows:

              1. Effective January 1, 2002, Section 4.04(d) is amended to read as follows:

                  (d) Matching Contributions will be made in cash.

              2. Effective January 1, 2002, Section 5.07 is amended to read as follows:

                  Section 5.07. Crediting of Contributions and Forfeitures to
              Particular Funds. A Participant's Salary Redirection, Matching, Profit Sharing, and Rollover Accounts will be invested in a particular Fund or Funds according to his written designation. Subject to any rules the Plan Administrator may reasonably establish, a Participant may invest in more than one Fund. If the Participant does not designate a particular Fund, contributions and forfeitures allocated to his Accounts will be invested in a Fund designated by addendum to the Plan as the Fund to receive these allocations. Effective May 1, 2002, new contributions and forfeitures allocated to any Plan Account shall not be invested in the Company Stock Fund.

              3. Effective May 1, 2002, Section 5.08 is amended to read as follows:

                  Section 5.08. Transfers Among Funds.

                  (a) A Participant may cause all or a part of his Accounts that are invested in the Company Stock Fund to be transferred to another Fund. A Participant may not cause any part of any Account to be transferred into the Company Stock Fund.

                  (b) Except as otherwise provided in subsection (a), a
              Participant may, to the extent permitted by the Plan Administrator, cause all or a part of his Salary Redirection Account, Matching Account, Profit Sharing Account, and Rollover Account invested in one Fund to be transferred to another Fund. A Participant who desires to cause a transfer permitted by this Section will execute a written form provided by the Plan Administrator and will file it with the Plan Administrator within the time limits specified by the Plan Administrator. Every transfer election will be irrevocable and will specify the Fund from which the transfer is to be made and the Fund into which the transfer is to be made.

              Brightpoint, Inc. has caused this First Amendment to the Brightpoint, Inc. 401(k) Plan to be executed by its authorized officers this 21st day of March, 2002.

                                    BRIGHTPOINT, INC.



                                    By:         /s/ Steven E. Fivel
                                    --------------------------------------------
                                                 (Signature)

                                                   Steven E. Fivel
                                    --------------------------------------------
                                                   (Printed)

                                    Executive Vice President and General Counsel
                                    --------------------------------------------
                                                    (Title)

                                      -2-